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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the Registrant |X|
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                                              Rule 14a-6(e)(2))
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     |X|  Soliciting Material Under Rule 14a-12

                              FRITZ COMPANIES, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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
THE FOLLOWING IS A NEWSLETTER MADE AVAILABLE BY FRITZ COMPANIES,
INC. TO EMPLOYEES BEGINNING MARCH 1, 2001:

THE GLOBALEXCHANGE
UPS / FRITZ / GFS INTEGRATION NEWSLETTER                           2001, ISSUE 2

A MESSAGE FROM LYNN FRITZ

When my father, Arthur J. Fritz, launched his customs brokerage business in San Francisco in 1933, he grounded his business on integrity, accountability and hard work.

America was at a low point in The Great Depression, and Fritz employees were proud and grateful to work for a company built on trust, on personal relationships, and on the value of a handshake. My father regarded every one of his employees as part of a larger family. Those early workers were willing to make sacrifices for the greater good, confident that they would be rewarded for their loyalty and for their dedication to the broader goals of the business.

Looking back at that time, you would have to conclude that only a far-sighted entrepreneur could have visualized the future that lay ahead in transportation services. Yet much more would be required before this vision of the future could be realized. When I joined the company in 1965 and succeeded my father as chief executive officer in 1971, Fritz Companies was still a modest documentation company with just 50 employees.

Step by step over the years since then, the Fritz Companies name has become an integral part of the global logistics vocabulary. From Europe and the Middle East, to the Pacific Rim, Latin America and South Asia, Fritz and its global logo have spread to virtually every port in the world's transportation network.

Working together, the Fritz team forged the worldwide logistics company it is today, with some 10,000 employees, offering its services through a network of 400 offices in 120 countries on five continents. Together we built a worldwide network of company-owned operations and invested heavily in technology to develop a sophisticated global communications and information system.

Following our initial public offering in 1992, Fritz Companies achieved Fortune 1000 ranking in 1997 and its revenue increased to $1.6 billion in FY2000.

Today, the company's clients are varied and numerous, and its recent assignments have included diverse tasks - from transporting communications satellites to launch sites in California, China and Russia, to providing customs clearance and freight forwarding for all the NBC broadcast equipment for the Olympic Games 2000 in Australia.

With the planned acquisition by UPS, Fritz is taking a landmark step - resulting in strengths that I believe will be much greater than the sum of its parts. While Fritz will retain its identity as a UPS subsidiary in the near term, the integration team is now identifying important ways in which this combination will allow UPS to offer a broad, integrated portfolio of services - moving everything from small packages to heavy freight, by any mode of transport, anywhere in the world.

Most important, we are joining with an extraordinary, world-class operation. Since its inception, UPS too has held trust, integrity, accountability and hard work as key values in all of its decisions and all of its operations, just as my father did when he founded Fritz. I cannot think of a happier marriage.

Lynn C. Fritz


WHAT DOES IT MEAN FOR ME?
FROM THE EDITOR'S DESK

Since the last edition of THE GLOBALEXCHANGE, I've had the opportunity to meet with and hear from a number of you regarding the planned integration of Fritz Companies UPSGFS and UPS.

Overwhelmingly, the comments have been positive about the planned merger and your collective question is clear - what does it mean for me?

During a recent visit to Fritz's Latin America operation in Miami, I had the opportunity to meet with Operations Director Al Benki and his people. Thank you for making me feel welcome and more importantly, thank you for being candid with your questions and comments.

From those meetings, I was able to identify a number of your initial questions and concerns -- questions relating to your length of service dates, vacation policies, and healthcare benefits, for example. The Integration team made up of Fritz, UPS and UPSGFS have developed answers to some of your questions and are busy addressing the remaining issues.

It's important to keep two-way communications flowing during and after the integration. The integration team has set up a number of channels for two-way communications. In March, the team will be conducting an integration assessment survey to get your thoughts on your job, your work environment and the integration. (See pages 2 and 3 for details)

THE GLOBAL EXCHANGE and other communications will keep you informed on "What the integration means for you."

Sincerely,
Mark Soutter, Editor

(A number of you have asked to know more about UPS. The following is an overview of the UPS story.)

WANT A MESSENGER?

In August 1907, in a 6- by 17 foot office under a sidewalk in Seattle, Washington, Jim Casey and a few messenger boys began the business which came to be known as United Parcel Service.

The original name, American Messenger Company, was appropriate for the kind of business they began in 1907. In response to telephone calls received at their headquarters under the sidewalk, messengers ran errands, carried notes, handbags and delivered trays of food from restaurants, and packages. They used bicycles and street cars for longer trips.

A few years later, the boys began to use motorcycles for some of the deliveries. For about two years, the largest customer was the U.S. Post Office, for which they delivered all special delivery mail coming into Seattle. Also during this early period of development they began to consolidate packages for delivery on regular schedules.

In 1913, the young men acquired their first delivery car, a Model T Ford, and on its sides was printed their company's new name, Merchants Parcel Delivery. The name change reflected a shift in the primary focus of their business from messages to packages. Their business began to grow and through strict adherence to high standards of service and personalized attention to every package handled, they built a good reputation among the stores of Seattle.

The young company's first expansion beyond Seattle was to Oakland, California, in 1919. That year, this operation became the first to adopt the company's new name, United Parcel Service. The word "United" served as a reminder that the company's operations in each city were part of the same organization, "Parcel" identified the nature of the business and "Service" indicated what the company offered.

By 1927, UPS was operating in all major cities of the U.S. Pacific Coast, and in 1930, expanded across the continent by consolidating the deliveries of several large department stores in New York City and Newark NJ.

In the following decades, United Parcel Service expanded throughout the entire U.S. and by 1986, had obtained full operating rights, both interstate and intrastate, for the 48 contiguous states, Alaska and Hawaii.

In 1929, UPS became the first package delivery company to provide air service. This service, which for many years was called Blue Label Air, grew as demand increased.

UPS purchased its first aircraft for use in this service in 1981. The air fleet was gradually expanded and in 1987, UPS became an airline taking direct control of all its air operations.

In early 1975, UPS began its first operations outside of the U.S. offering service to the Canadian city of Toronto. Subsequent expansions extended ground and air service to the entire country.

In 1976, UPS began operations in Germany. In 1985, UPS started its international air service between the U.S. and six European countries.

Today, UPS is a Fortune 100 company, employs over 358,000 people, operates over 110,00 vehicles and is one of the ten largest airlines in the world. UPS provides import and export package delivery in over 200 countries and territories and domestic service in key markets around the world. UPS also spans far beyond package distribution by providing total supply chain solution for customers so they can better serve their customers through the movement of goods, information and funds.


FRITZ, UPSGFS INTEGRATION ASSESSMENT SURVEY SCHEDULED FOR MARCH

During the month of March, most Fritz and UPSGFS employees will be asked to participate in a one-time integration assessment survey.

The confidential integration assessment survey, which consists of a variety of questions and takes approximately 25 minutes to complete. It is intended to obtain your opinions, ideas and suggestions about your work environment and the integration process. It will also be used to improve communications by seeking candid employee input.

The survey will be used to identify issues for the integration team to address before and after the merger.

Individual survey results will remain strictly confidential and there are no right or wrong answers. The completed surveys will go directly to an independent consulting firm to gather all responses and analyze the data.

Questions will fall into three categories: "About How Things Work Here," "About the Merger," and "About You."

Fritz employees with access to the I-Way will be able to take the survey in English on-line. All other groups will be asked to take the survey on paper. All paper surveys will be sealed in an envelope to be sent to the independent consulting firm.

After the survey results are collected and analyzed, each management team will review the results with their individual work groups. The integration team will also create action plans to address specific issues.

Help make our place a terrific place to work. Your opinion counts.


2    UPS/Fritz/GFS Integration Newsletter

                              QUESTIONS AND ANSWERS

FOR FRITZ COMPANIES' EMPLOYEES WITH ACCESS TO THE I-WAY, THERE'S A SECTION WHERE YOU MAY ASK QUESTIONS ABOUT THE INTEGRATION. WE WILL ANSWER AS MANY OF THESE QUESTIONS AS POSSIBLE IN FUTURE COMMUNICATIONS

THE SITE IS AVAILABLE AT:
HTTPS://IWAY.FRITZ.COM/UPS.

FOR ALL OTHER EMPLOYEES, FORWARD YOUR QUESTIONS THOUGH YOUR SUPERVISOR OR MANAGER TO THE FRITZ / UPSGFS INTEGRATION COMMUNICATIONS TEAM, OR E-MAILS CAN BE SENT TO UPS.QUESTIONS@FRITZ.COM


Except for historical information contained herein, the statements made in this document constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the intent, belief or current expectations of UPS and its management regarding the company's strategic directions, prospects and future results, as well as statements relating to regulatory approvals required in connection with the proposed transaction, the prospects and financial condition of the combined operations of UPS and Fritz, the ability of the parties to successfully consummate the transaction and integrate the operations of the combined enterprises and other statements relating to future events and financial performance. Such forward-looking statements involve certain risks and uncertainties. Important factors may cause actual results to differ materially from those contained in forward-looking statements. These include the failure of the proposed transaction to be completed for any reason, the competitive environment in which UPS operates, economic and other conditions in the markets in which UPS operates, strikes, work stoppages and slowdowns, governmental regulation, increases in aviation and motor fuel prices, cyclical and seasonal fluctuations in operating results and other risks discussed in filings that UPS has made with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, which discussions are incorporated herein by reference.

         UPS and Fritz will be filing a joint proxy statement/ prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission. THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, AND WE URGE INVESTORS TO READ THEM. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. PLEASE READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

    In this document, Fritz Companies makes forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our operations and the Merger. Also, when we use any of the words "believes", "expects", "anticipates" or similar expressions, we are making forward-looking statements. Many possible events or factors could affect the future financial results and performance of Fritz Companies and the Merger. Such possible events or factors could cause results or performance to differ materially from those expressed in our forward-looking statements and are set forth in Fritz Companies' filings with the United States Securities and Exchange Commission (the "SEC"), which include, without limitation, possible events or factors with respect to the Merger.

Fritz Companies and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about such directors and executive officers, including information about their ownership of Fritz Companies stock, can be found in the Fritz Companies proxy statement, dated August 18, 2000, for its 2000 annual meeting of stockholders.


3    UPS/Fritz/GFS Integration Newsletter